EXHIBIT 10.9

                             FORM OF PROMISSORY NOTE

                                 PROMISSORY NOTE

$_____________________________                                     , Connecticut
                                               _________________________, 199___

     FOR VALUE RECEIVED, ANCHOR ADVANCED PRODUCTS, INC., a Delaware corporation having an office and place of business at 95 Johnson Street, Waterbury, Connecticut 06710, Connecticut (the "Maker"), promises to pay to the order of the CONNECTICUT DEVELOPMENT AUTHORITY, a body politic and corporate, constituting a public instrumentality and political subdivision of the State of Connecticut (the "Authority") at its principal office at 845 Brook Street, Rocky Hill, Connecticut, or at such other place as the Authority may designate in writing, without notice or offset, the principal sum of __________________________ and ___/100 ($____________) DOLLARS, together with interest in arrears thereon from the date hereof at the rate of five percent (5%) per annum upon the whole of said principal sum remaining from time to time unpaid. Said principal and interest shall be due and payable in monthly installments as follows:

     Upon the execution of this Note, interest from the date hereof of the _______ day of _________, 199__, and thereafter, the sum of
_________________________________ AND ______ /100 DOLLARS ($_________), on the
first day of ____________, 199__, and a like sum on the first day of each and every month thereafter until the entire principal sum with interest in arrears has been fully paid, except that if not sooner paid, all outstanding principal plus all accrued interest shall be due and payable on _____________________, 2001. Each monthly installment shall be applied first to the payment of any other amount due and owning hereunder or under or under the Loan Agreement (as defined herein), then to late charges, then to accrued and unpaid interest on this Note and the balance on account of the principal of this Note.

     This Note is the [first, second, third, etc.] in a series of Notes made by the Maker to the order of the Authority in an aggregate principal amount equal to the lesser of (i) Six Hundred Fifty Thousand and 00/100 ($650,000.00) Dollars; and (ii) eighty (80%) percent of the cost of the collateral securing the advances evidenced thereby or so much thereof as shall from time to time have been advanced by the Authority to the Maker pursuant to the provisions of the Loan Agreement and remain outstanding, as conclusively evidenced by the Books and records of the Authority[, the first of such series of Notes being made by the


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Maker on ____________________ to the order of the Authority in the original principal amount of $___________________; the second of such series... etc.].

     Maker agrees to pay all taxes or duties levied or assessed against Authority or other holder of this Note on account of this Note, or the loan agreement pursuant to which this Note is issued (the "Loan Agreement"), or the security agreement securing the Note (the "Security Agreement"), or upon the collateral granted under the Security Agreement. Maker further agrees to pay all costs, expenses and reasonable attorneys' fees incurred by Authority in any proceeding for the collection of the debt evidenced hereby, or in any action to enforce its rights in collateral granted under the Security Agreement upon the happening of a default as provided for in the Security Agreement, or in protecting or sustaining the lien of the Security Agreement or in any litigation or controversy arising from or connected with this Note or the Security Agreement.

     There shall be an Event of Default: (i) if Maker defaults for ten (10) days in making any payment of principal or interest on this Note, in making any payment of taxes or any municipal assessment, any insurance premiums, any lien or charge upon any property, real or personal, by which this Note is secured, or any other payment under this Note, the Loan Agreement or the Security Agreement, as the same become due, or (ii) if there occurs an event of default under the Loan Agreement, the Security Agreement, or any other document evidencing, securing or guarantying the loan evidenced by this Note, or (iii) if an order for relief is sought by or against Maker or any guarantor under the Federal Bankruptcy Code or acts amendatory thereof or supplemental thereto or under any statute either of the United States or any state in connection with insolvency or reorganization or for the appointment of a receiver or trustee for all or a portion of Maker's or any guarantor's property, and any such order for relief, receiver or trustee is not withdrawn, dismissed, discharged, or removed within sixty (60) days, except for any order sought or consented to by the Maker or any guarantor, in which case the event of default shall be immediate, or (iv) if an assignment of Maker's or any guarantor's property is made for the benefit of creditors, or (v) if Maker or any guarantor declares in writing its inability to pay debts as they come due, or (vi) if Maker or any guarantor liquidates or dissolves or is liquidated or dissolved, or (vii) if the United States of America, the State of Connecticut or any agency or subdivision thereof, imposes a tax, levy or assessment on or concerning this Note, which Maker cannot lawfully or does not pay when due. Upon the occurrence of an Event of Default, the entire principal sum with accrued interest thereon due under this Note shall, at the option of Authority, become due and payable and



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Authority may proceed to exercise any rights and remedies under this Note, the
Loan Agreement, the Security Agreement law, in equity or otherwise. No failure to exercise such shall be deemed to be a waiver on the part of Authority right to exercise the same in the event of any subsequent of default.

     Authority may collect a "late charge" not to exceed amount equal to five percent (5.00%) of any installment interest or principal or both which is not paid with ten days after the date on which said payment is due. Late charge shall be separately charged to and collected from Maker and be due upon demand by Authority.

     Maker shall have the right to prepay this Note in who in part upon any interest payment date, without penalty. An all partial prepayments, after application, at Author option, to other amounts then due the Authority pursuant to Note, the Security Agreement or the Loan Agreement, shall credited to unpaid principal installments in the inverse order their maturity or in such other manner as Authority reasonably deem proper.

     As more fully described in Section 3.19 of the Agreement, this Note is, under certain circumstances, subject prepayment in full and to payment of a penalty of five percent of the original principal amount hereof.

     Maker and each and every endorser, guarantor, and sure this Note and all others who may become liable for all or part of this obligation do hereby waive, to the extent permitted by applicable law, diligence, demand, presentment for pay protest, notice of protest and notice of non-payment of Note, and do hereby consent to any number of renewal extensions of the time of payment hereof and of the time advances under the Loan Agreement or the Security Agreement any, and agree that any such renewals or extensions may be without notice to any of said parties and without affect their liability herein and further consent to the release or part or parts or all of the security for the payment hereof to the release of any party of parties liable hereon, all without affecting the liability of the other persons, firms corporations liable for the payment of this Note.

     Upon the occurrence of an Event of Default, at the of the Authority, the Authority may pay insurance premiums, and assessments, and any and all other expenses which may reasonable or necessary to protect the property, personal, securing this Note or to protect or sustain the the Security Agreement. Any such payment made by the Authority.


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pursuant to said option shall be added to the principal balance due hereunder and shall bear interest as set forth herein from the date of payment by Authority and shall be payable on demand with interest from the date of payment by Authority.

     Maker agrees that all expenditures incurred by Authority under this Note other than principal, and the principal of this Note after maturity, upon an Event of Default or after a judgment hereon, shall bear interest at the rate of twelve percent (12.00%) per annum, from the date of demand, default or judgment, as applicable.

     Any notice to Maker provided for in this Note shall be given by mailing such notice by prepaid, certified mail, return receipt requested, addressed to 1111 Northshore Drive, Knoxville Tennessee 37919-4048, Attention: Chief Financial Officer, or to such other address as Maker may designate by notice to the Authority. Any notice to the Authority shall be given by mailing such notice by prepaid, certified mail, return receipt requested, to the address stated in the first paragraph of this Note, or to such other person or address as may have been designated by notice to Maker. Notice shall be deemed given if mailed in accordance with this paragraph upon receipt or refusal.

     MAKER ACKNOWLEDGES THAT THIS NOTE AND THE UNDERLYING TRANSACTIONS GIVING RISE HERETO CONSTITUTE COMMERCIAL BUSINESS TRANSACTED WITHIN THE STATE OF CONNECTICUT. IN THE EVENT OF ANY LEGAL ACTION BETWEEN MAKER AND AUTHORITY HEREUNDER, MAKER HEREBY EXPRESSLY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHTS WITH REGARD TO NOTICE, PRIOR HEARING AND ANY OTHER RIGHTS IT MAY HAVE UNDER THE CONNECTICUT GENERAL STATUTES, CHAPTER 903a, AS NOW CONSTITUTED OR HEREAFTER AMENDED, OR OTHER STATUTE OR STATUTES, STATE OR FEDERAL, AFFECTING PREJUDGMENT REMEDIES, AND AUTHORITY MAY INVOKE ANY PREJUDGMENT REMEDY AVAILABLE TO IT, INCLUDING, BUT NOT LIMITED TO, GARNISHMENT, ATTACHMENT, FOREIGN ATTACHMENT AND REPLEVIN, WITH RESPECT TO ANY TANGIBLE OR INTANGIBLE PROPERTY (WHETHER REAL OR PERSONAL) OF MAKER TO ENFORCE THE PROVISIONS OF THIS NOTE, WITHOUT GIVING MAKER ANY NOTICE OR OPPORTUNITY FOR A HEARING, TO THE EXTENT PERMITTED BY APPLICABLE LAW.

     The term the "Authority" as used in this Note shall include the Authority and any subsequent holder or holders hereof.

     This Note has been made, executed and delivered in the State of Connecticut and shall be construed and enforced under and in accordance with the laws of the State of Connecticut. The execution of this Note and the performance of the Maker's obligations hereunder shall be deemed to have a Connecticut situs


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and Maker shall be subject to the personal jurisdiction of the courts of the
State of Connecticut with respect to any action the Authority or any subsequent holder or holders hereof may commence hereunder or thereunder. Accordingly, Maker hereby specifically and irrevocably consents to the jurisdiction of the courts of the State of Connecticut with respect to all matters concerning this Note.

     This Note is issued pursuant to the Loan Agreement, and all terms, conditions and provisions thereof are deemed incorporated herein as if fully set forth herein.

     IN WITNESS WHEREOF, Maker has hereunto set its hand this _______ day of _______, 199__.

                                     ANCHOR ADVANCED PRODUCTS, INC.


                                     By: ______________________________
                                         John J. Nugent
                                         Its Executive Vice President
                                         Duly Authorized



This Note is secured and by certain
machinery and equipment under a security agreement by and between Maker and Holder dated ____________, 1994.